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                                                                   Exhibit 10.25

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Revised -November 10, 2003







                                TEAM HEALTH, INC.
              NON-QUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            Effective January 1, 2004









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Revised -November 10, 2003

                                TABLE OF CONTENTS

ARTICLE I -- INTRODUCTION..................................................    1
   1.1   Purpose of Plan...................................................    1
   1.2   Status of Plan....................................................    1
ARTICLE II -- DEFINITIONS..................................................    1
ARTICLE III -- PARTICIPATION...............................................    3
   3.1   Commencement of Participation.....................................    3
   3.2   Contents of Election Form.........................................    4
ARTICLE IV -- CONTRIBUTIONS................................................    4
   4.1   Participant Contributions.........................................    4
   4.2   Employer Contributions............................................    5
ARTICLE V -- ACCOUNTS......................................................    5
   5.1   Accounts..........................................................    5
   5.2   Statement of Accounts.............................................    6
   5.3   Investments.......................................................    6
ARTICLE VI -- VESTING......................................................    6
   6.1   General...........................................................    6
   6.2   Termination of Employment for Cause...............................    6
ARTICLE VII -- PAYMENT OF BENEFITS.........................................    6
   7.1   Time and Form of Payment..........................................    7
   7.2   Retirement........................................................    7
   7.3   Termination of Employment.........................................    7
   7.4   Disability........................................................    7
   7.5   In-Service Withdrawals and Hardship Distributions.................    7
   7.6   Death.............................................................    8
   7.7   Beneficiary.......................................................    9
   7.9   Withholding of Taxes..............................................    9
ARTICLE VIII -- PLAN ADMINISTRATION........................................    9
   8.1   Company Duties....................................................    9
   8.2   Plan Administration and Interpretation............................    9
   8.3   Powers, Duties, Procedures, Etc. of Plan Administrator............   10
   8.4   Information.......................................................   10
   8.5   Indemnification of the Plan Administrator.........................   10
   8.6   Plan Administration Expenses......................................   10
   8.7   Claims Procedure..................................................   10
ARTICLE IX -- AMENDMENT AND TERMINATION OF PLAN............................   12
   9.1   Amendments........................................................   12
   9.2   Termination of Plan...............................................   12
   9.3   Existing Rights...................................................   13
ARTICLE X -- MISCELLANEOUS.................................................   13
   10.1  No Funding........................................................   13
   10.2  Nonassignability..................................................   13
   10.3  Acceleration Of Benefits Based On Company's Financial Hardship....   13
   10.4  Location of Participant or Beneficiary Unknown....................   14

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Draft- November 10, 2003

   10.5  Employment Status.................................................   14
   10.6  Participants Bound................................................   14
   10.7  Receipt and Release...............................................   14
   10.8  Governing Law.....................................................   15
   10.9  Validity and Severability.........................................   15
   10.10 Headings and Subheadings..........................................   15

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Revised -November 10, 2003

                            ARTICLE I -- INTRODUCTION

1.1   PURPOSE OF PLAN

Team Health, Inc. (the "Company") intends and desires by the adoption of the Team Health, Inc. Non-Qualified Supplemental Executive Retirement Plan (the "SERP" or the "Plan") to recognize the value to the Company and to its affiliated employers of the past and present services of individuals covered by the Plan and to encourage and assure their continued service with the Company by making additional provisions for their retirement security through the accumulation of deferred compensation and discretionary Employer Contributions in addition to amounts accumulated in the qualified plans sponsored by the Company.

The Plan is intended to provide a select group of management and highly compensated employees of the Company, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA"), with the opportunity to defer a portion of their Compensation and to receive any discretionary Employer Contributions made by the Company and to have these contributions treated as if invested in specified investments. The Plan shall be effective with respect to Compensation received and Employer Contributions made on and after January 1, 2004.

1.2   STATUS OF PLAN

The Plan is intended to be "a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2) and 301(a)(3) of ERISA, and to provide for deferral of constructive receipt and federal income taxation of contributions to the Plan, and the Plan shall be interpreted and administered to the extent possible in a manner consistent with that intent.

                            ARTICLE II -- DEFINITIONS

Whenever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

2.1 ACCOUNT means, for each Participant, the bookkeeping account established by the Company into which the Company may make contributions in accordance with Article IV.

2.2 BENEFICIARY means the person, persons or entity designated by the Participant to receive any benefits payable under the Plan pursuant to
      Section 7.7.


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Draft- November 10, 2003

2.3 CODE means the Internal Revenue Code of 1986, as amended. Reference to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions or regulations.

2.4 COMPANY means Team Health, Inc., any successor to all or a major portion of the Company's assets or business which assumes the obligations of the Company, and each other entity that is affiliated with the Company which adopts the Plan with the consent of the Company, provided that the Company shall have the sole power to amend this Plan and shall be the Plan Administrator if no other person or entity is so serving at any time.

2.5 COMPENSATION means total Compensation, including bonuses, reportable on a Participant's Form W-2, plus amounts not includible in taxable income by virtue of a salary reduction agreement entered into by the Participant pursuant to Sections 125 and/or 402 of the Code. Compensation includes amounts not includible in taxable income by virtue of deferral under this Plan. Compensation does not include amounts included as taxable income upon distribution or constructive receipt of any amount from this Plan.

2.6 EARLY RETIREMENT means the first day of the month following the date of a Participant's retirement from service with the Company after the Participant has attained age 55 but prior to Normal Retirement.

2.7   EFFECTIVE DATE of the Plan means January 1, 2004.

2.8 ELECTION FORM means the form to be submitted by each Participant regarding his or her specific elections made under the Plan as set forth in Section 3.2.

2.9 ELIGIBLE EMPLOYEE means an employee of the Company who meets the eligibility criteria of the Plan as established by the Company.

2.10 EMPLOYER CONTRIBUTION means a discretionary contribution made by the Company on behalf of any Eligible Employee into an Account in accordance with Section 4.2.

2.11 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

2.12 EXECUTIVE COMMITTEE means the committee responsible for the implementation, oversight and administration of the Plan as selected by the Board of Directors of the Company.

2.13 INSOLVENT means either (a) the Company is unable to pay its debts as they become due, or (b) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

2.14 INVESTMENTS means the investment fund options selected by the Plan Administrator that are used to measure the return credited to a Participant's Account.


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Draft- November 10, 2003

2.15 LATE RETIREMENT DATE means retirement from the service of the Company after a Participant has attained age 65 which becomes effective as of the first day of the month following the date the Participant terminates service with the Company.

2.16 NORMAL RETIREMENT means retirement from the service of the Company which becomes effective as of the first day of the month following a Participant's attainment of age 65.

2.17 PARTICIPANT means any Eligible Employee who participates in the Plan in accordance with Article III.

2.18 PLAN means the Team Health, Inc. Non-Qualified Supplemental Executive Retirement Plan and all amendments thereto.

2.19 PLAN ADMINISTRATOR means the person, persons or entity designated by the Executive Committee to administer the Plan. If no such person or entity is so serving at any time, the Executive Committee shall be the Plan Administrator.

2.20 PLAN YEAR means the 12-month period beginning January 1 and ending December 31.

2.21 RETIREMENT means the voluntary termination of employment of a Participant from the Company due to Early, Normal or Late Retirement.

2.22 TRUST means the rabbi trust established by the Company and administered by the Trustee to accumulate the assets for the benefits provided by the Plan.

2.23  TRUSTEE means the trustee of the Plan's Trust.


                          ARTICLE III -- PARTICIPATION

3.1   COMMENCEMENT OF PARTICIPATION

An Eligible Employee shall become a Participant in the Plan upon designation by the Executive Committee. A Participant shall be required to make an election as to the form of his or her contribution, distribution, preferred initial Investments, and may designate a beneficiary on the Election Form.

3.2   CONTENTS OF ELECTION FORM

The Company provides an Election Form to be completed by a Participant which contains the following information:


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Draft- November 10, 2003

      (1) Contribution Election. The contribution election sets forth the amount a Participant elects to contribute to the Plan on a voluntary basis;

      (2) Distribution Election. The distribution election sets forth the distribution option elected by the Participant of his or her Account upon the Participant's separation from service with the Company and the manner in which payments are to be made which may be in a lump-sum or in annual installments over a period of up to ten years, subject to the provisions of Article VII;

      (3) Investment Election. The investment election sets forth the initial Investments elected by the Participant; and

      (4) Designation of Beneficiary. The designation of beneficiary sets forth the Beneficiary or Beneficiaries elected by the Participant to receive payments under the Plan in the event of the Participant's death and the distribution option selected by the Participant for the Participant's surviving Beneficiary or Beneficiaries.


                           ARTICLE IV -- CONTRIBUTIONS

4.1   PARTICIPANT CONTRIBUTIONS

(a) Within the thirty-day (30) period prior to the beginning of each calendar year, each eligible Participant shall elect what percentage, if any, of his or her total Compensation such Participant desires to have credited to his or her Plan Account for such calendar year. Such election may not exceed such limits prescribed by the Company in the current Contribution Election form. Amounts subject to the election shall be credited as soon as administratively feasible following the date such Participant would have otherwise received such Compensation but for such election.

(b) Notwithstanding the preceding paragraph, in the calendar year during which an Eligible Employee is first eligible to participate hereunder, he or she may make such election within the first two weeks next following the date he or she first became eligible to participate hereunder, provided such election shall apply only to Compensation earned subsequent to the date such election is made. Such election shall apply with respect to Compensation earned during the remainder of the calendar year in which such election is made.

(c) Once an election is made pursuant to the provisions of this Section 4.1, the Participant shall not increase or decrease such election for the remainder of the calendar year to which such election relates, provided that a Participant may revoke such election with respect to amounts which he or she has not yet earned as of the date of revocation in connection with the occurrence of an approved unforseeable emergency with respect to


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Draft- November 10, 2003

      which a Participant has requested accelerated distribution of his Plan interests pursuant to Section 7.5 hereof. If a Participant revokes an election pursuant to this paragraph, such Participant may not again elect to participate in the Plan as of a date prior to the first day of the calendar year next following the date he or she ceased to participate in the Plan as a result of such revocation.

4.2   EMPLOYER CONTRIBUTIONS

The Company may, in its sole discretion, select one or more Eligible Employees to receive an Employer Contribution in a form and amount determined by the Company for a Plan Year. The amount of any such Employer Contribution will be determined by the Company in accordance with such criteria as it shall adopt from time to time. Any such Employer Contribution shall be credited to Participant Accounts in accordance with the Plan. Each Employer Contribution and any accrued earnings (net of all gains and losses) shall be distributed in a manner consistent with the elections last made by the Participant on file with the Plan Administrator in accordance with the provisions of Article VII.

4.3   TRANSFERRED ACCOUNTS

The Executive Committee, in its sole discretion, may direct that all or any of the account balances under other non-qualified deferred compensation arrangements maintained by the Company or its Affiliates be irrevocably transferred to this Plan. Any such account shall be separately accounted for hereunder as a "Transferred Account" and shall be invested in accordance with the affected Participant's Investment elections hereunder and such account shall be distributed at such time and in such manner as the affected Participant may elect in accordance with the provisions of this Plan.


                              ARTICLE V -- ACCOUNTS

5.1   ACCOUNTS

The Plan Administrator shall establish an Account for each Participant to reflect Participant Contributions, any Employer Contributions, and any Transferred Accounts (under Section 4.3 hereof) together with any adjustments for income, expense, gain or loss and any payments made from the Account. The Plan Administrator may cause the Trustee to maintain and invest separate asset accounts corresponding to each Participant's Account. The Plan Administrator may establish such other sub-accounts as are necessary for the proper administration of the Plan.


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Draft- November 10, 2003

5.2   STATEMENT OF ACCOUNTS

As of the last business day of each calendar quarter, the Plan Administrator shall provide each Participant with a statement of his or her Account reflecting the gains and losses (realized and unrealized), amounts of Participant and Employer contributions and distributions with respect to such Account since the prior statement.

5.3   INVESTMENTS

The assets of the Trust shall be invested in such Investments as the Executive Committee shall determine. The Trustee may, but is not required to, consider a Participant's investment preferences when investing the assets attributable to a Participant's Account.


                              ARTICLE VI -- VESTING

6.1   GENERAL

A Participant shall always be one hundred percent (100%) vested in amounts credited to his or her Account under this Plan.

6.2   TERMINATION OF EMPLOYMENT FOR CAUSE

Notwithstanding Section 6.1, a Participant who is terminated for embezzlement of Company funds will forfeit the entire balance in his or her Account in the event the Participant and the balance in his or her Account is applied toward the repayment of funds embezzled from the Company.


                       ARTICLE VII -- PAYMENT OF BENEFITS

7.1   TIME AND FORM OF PAYMENT

A Participant shall elect on the Election Form the form in which payment is to be made of the balance in the Participant's Account, subject to the provisions of Section 7.3.

A Participant may elect to have deferred amounts paid upon termination of employment or at Retirement in a lump sum or in designated annual installments over a period of 3, 5 or 10 years. Furthermore, a Participant may elect to have the benefit, if any, that remains upon his or her death paid to the Beneficiary in a lump sum or in annual installments over a period of 3, 5 or 10 years. If the Participant had already started to receive installments as of the date of death, the


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Draft- November 10, 2003

installment period during which the benefit is paid to the Beneficiary shall not exceed the installment period in which the Participant was receiving payments, reduced by the number of years for which payments where made to the Participant as of such date of death.

7.2   RETIREMENT

Payment of a Participant's Account shall be made to the Participant as soon as practicable following the Participant's Retirement in accordance with the Election Form on file with the Plan Administrator. If no Election Form is on file with the Plan Administrator, payment shall be made in a lump-sum payment as soon as practicable following the Participant's Retirement.

7.3   TERMINATION OF EMPLOYMENT

Payment of a Participant's Account shall be made to the Participant as soon as practicable in a lump-sum payment following the Participant's termination of employment with the Company for any reason other than for Retirement, Disability, death or for Cause, notwithstanding any Election Form electing annual installments.

7.4   DISABILITY

If a Participant's employment with the Company terminates by reason of the Participant's disability, payment of a Participant's Account shall be made at the request of the affected Participant as soon as practicable following the Participant's termination of employment with the Company in accordance with the Election Form on file with the Plan Administrator. Requests for payment on account of disability must be accompanied by a certification of disability from a medical professional.

7.5   IN-SERVICE WITHDRAWALS AND DISTRIBUTIONS FOR UNFORESEEABLE EMERGENCY

(a) A Participant may request an in-service withdrawal of his or her Account balance under the Plan by providing advance notice of one year plus one day to the Plan Administrator. In the event such a request is made, participation in the Plan shall cease as of the date of Administrator's receipt of such notice and such Participant shall be ineligible to participate further in the Plan.

(b) A Participant may request an in-service withdrawal of all or a portion of his or her Account attributable to Participant Contribution elections, plus earnings thereon, in the event of an unforeseeable emergency which results in a financial hardship to such Participant or his or her dependent (as defined in Section 152(a) of the Code). Such request must be submitted to the Plan Administrator.


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Draft- November 10, 2003

(c) Any amounts paid with respect to a Participant's unforeseeable emergency request shall not exceed the amount necessary to relieve such financial hardship, and then only to the extent that such emergency circumstances may not be relieved through:

      (1)   reimbursement or compensation by insurance or otherwise;

      (2) by liquidation of the Participant's assets to the extent that such liquidation would not itself result in a severe financial hardship; or

      (3)   by cessation of deferrals under the Plan.

(d) For purposes of this Section, a severe unforeseeable emergency shall include financial hardship resulting from sudden and unexpected illness of the Participant or his or her dependent, loss of Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising out of events over which the Participant had no control. In no event shall the purchase of a residence or the educational expenses of the Participant or a dependent of Participant be determined to be an unforeseeable emergency.

(e) The Plan Administrator shall have the sole, absolute and final discretion to determine the existence of a qualifying financial unforeseeable emergency and the availability to a qualifying Participant of an in-service withdrawal of Plan interests with respect to such circumstances.


7.6   DEATH

If a Participant dies prior to Retirement or the complete distribution of his or her Account balance, the balance of the Account shall be paid as soon as practicable to the Participant's designated Beneficiary or Beneficiaries, in accordance with the beneficiary information and distribution election provided in the Designation of Beneficiary section of the Enrollment Form in effect on the date of the Participant's death.

7.7   BENEFICIARY

Any designation of a Beneficiary or Beneficiaries shall be made by a Participant on the Designation of Beneficiary Form filed with the Plan Administrator and may be changed by the Participant at any time by filing another Designation of Beneficiary section of the Enrollment Form containing the revised instructions. If no Beneficiary is designated or no designated Beneficiary survives the Participant, any payment due under the Plan shall be made in a single lump sum to the Participant's surviving spouse, or if none to the Participant's surviving children in equal shares, or if none to the Participant's estate.


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Draft- November 10, 2003

7.9   WITHHOLDING OF TAXES

The Company shall withhold any applicable federal, state or local taxes from payments made pursuant to this Article VII, and as instructed by Participant.


                       ARTICLE VIII -- PLAN ADMINISTRATION

8.1   COMPANY DUTIES

The Company may delegate to a plan administrator the responsibility of administering the Plan. The Company shall be responsible for determining the criteria for Participant eligibility under the Plan, for determining the investment fund options for the Plan, for determining the criteria for Employer Contributions made under the Plan (subject to the approvals described in Section 4.2), and for establishing with any plan administrator the Plan's claims and appeals procedures.

8.2   PLAN ADMINISTRATION AND INTERPRETATION

The Plan Administrator shall oversee the administration of the Plan. The Plan Administrator shall have complete control and authority to determine the rights and benefits of all claims, demands and actions arising out of the provisions of the Plan of any Participant, Beneficiary, deceased Participant, or other person having or claiming to have any interest under the Plan. The Plan Administrator shall have complete discretion to interpret the Plan and to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant, in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. Any individual(s) serving as Plan Administrator who is a Participant will not vote or act on any matter relating solely to him or herself. When making a determination or calculation, the Plan Administrator shall be entitled to rely on information furnished by a Participant, a Beneficiary, the Company or the Trustee. The Plan Administrator shall have the responsibility for complying with any reporting and disclosure requirements of ERISA.

8.3   POWERS, DUTIES, PROCEDURES, ETC. OF PLAN ADMINISTRATOR

The Plan Administrator shall have such powers and duties, may adopt such rules and tables, may act in accordance with such procedures, may appoint such officers or agents, may delegate such powers and duties, may receive such reimbursements and compensation, and shall follow such claims and appeal procedures with respect to the Plan as may be established by the Company.


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Draft- November 10, 2003

8.4   INFORMATION

To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of Participants, their employment, Retirement, death, termination of employment, and such other pertinent facts as the Plan Administrator may require.

8.5   INDEMNIFICATION OF THE PLAN ADMINISTRATOR

The Company agrees to indemnify and hold harmless and to defend to the fullest extent permitted by law any officer(s) or employee(s) who serve as Plan Administrator (including any such individual who formerly served as Plan Administrator) against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Company) occasioned by any act or omission to act in connection with the Plan, if such act or omission was in good faith.

8.6   PLAN ADMINISTRATION EXPENSES

Any expense incurred by the Company, or the Plan Administrator relative to the administration of this Plan shall be paid by the Company.

8.7   CLAIMS PROCEDURE

The following claims procedure shall apply to the Plan:

(a) Filing of a Claim for Benefits. The Participant or beneficiary shall make a written claim addressed to the Plan Administrator for the benefits provided under the Plan in the manner provided in the Plan.

(b) Claim Approval or Denial With Respect to Plan Benefits. With respect to a claim for benefits, the Plan Administrator shall review and make decisions on claims for benefits. The Plan Administrator shall have complete and sole discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

(c) Notification to Claimant of Decision. If a claim is wholly or partially denied, notice of the decision, meeting the requirements of paragraph d. following, shall be furnished to the claimant within a reasonable period of time after the claim has been filed.


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Draft- November 10, 2003

(d) Content of Notice. The Plan Administrator shall provide to any claimant whose claim for benefits is denied in whole or in part a written notice setting forth, in a manner calculated to be understood by the claimant, the following:

      (1)   the specific reason or reasons for the denial or partial denial;

      (2) specific reference to pertinent Plan provisions on which the denial is based;

      (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and,

      (4) an explanation of the Plan's claim review procedure, as set forth in paragraphs (e) and (f) following.

(e) Review Procedure. The purpose of the review procedure set forth in this paragraph and in paragraph (f) following is to provide a procedure by which a claimant under the Plan may have a reasonable opportunity to appeal a denial or partial denial of a claim and request a full and fair review of the Plan Administrator's decision by the Executive Committee. To accomplish that purpose, the claimant or a duly authorized representative:

      (1) must request a review by written application addressed to the Plan Administrator;

      (2)   may review pertinent Plan documents or agreements; and,

      (3)   may submit issues and comments in writing.

      A claimant (or duly authorized representative) must request a review within sixty (60) days after receipt by the claimant of the Plan Administrator's written notice of the denial of his or her claim, or the Plan Administrator's decision shall be final.

(f) Decision on Review. The Executive Committee's decision on review of a denial of a claim shall be made in the following manner.

      (1) The decision on review shall be made by the Executive Committee, which may in its discretion hold a hearing on the denied claim. The Executive Committee shall make its decision promptly, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but no later than one hundred twenty
            (120) days after receipt of the request for review.

      (2) The Executive Committee's decision on review shall be in writing, and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Policy or Plan provisions on which the decision is based.


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Draft- November 10, 2003

                 ARTICLE IX -- AMENDMENT AND TERMINATION OF PLAN

9.1   AMENDMENTS

The Company reserves the right at any time to modify, amend or terminate the Plan, in whole or in part, subject to Section 9.3, by an instrument in writing which has been executed on the Company's behalf by a duly authorized officer.

9.2   TERMINATION OF PLAN

(a) The Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Eligible Employee (or any other employee) or a consideration for, or an inducement or condition of employment for, the performance of the services by any Eligible Employee (or other employee). The Company reserves the right to terminate the Plan at any time, subject to Section 9.3, by an instrument in writing which has been executed on the Company's behalf by a duly authorized officer.

(b) Upon termination, the Company may (1) elect to continue to maintain the Trust to pay benefits hereunder as they become due as if the Plan had not terminated or (2) direct the Trustee to immediately pay to each Participant (or Beneficiary) in a lump-sum payment the vested balance in the Participant's Account notwithstanding any Election Form or Beneficiary Designation providing for annual installment payments. For purposes of the preceding sentence, in the event the Company chooses to implement clause
      (1), the Account balances of all Participants who are in the employ of the Company at the time the Trustee is directed to pay such balances, shall remain fully vested and nonforfeitable. After Participants and their Beneficiaries are paid all Plan benefits to which they are entitled, any and all remaining assets of the Trust shall be returned to the Company.

9.3   EXISTING RIGHTS

No modification, amendment or termination of the Plan shall adversely affect the rights of any Participant with respect to amounts that have been credited to his or her Account prior to the date of such modification, amendment or termination.


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                           ARTICLE X -- MISCELLANEOUS

10.1  NO FUNDING

The Plan constitutes a mere promise by the Company to make payments in accordance with the terms of the Plan and Participants and Beneficiaries shall have the status of general unsecured creditors of the Company. Nothing in the Plan will be construed to give any Participant or any other person rights to any specific assets of the Company. In all events, it is the intent of the Company that the Plan be treated as unfunded for tax purposes and for purposes of Title I of ERISA.

10.2  NONASSIGNABILITY

None of the benefits, payments, proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditor of any Participant or Beneficiary and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of such Participant or Beneficiary, nor shall any Participant or Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which he or she may expect to receive, contingently or otherwise, under the Plan.

10.3  ACCELERATION OF BENEFITS BASED ON COMPANY'S FINANCIAL HARDSHIP

If the Executive Committee deems at any time that the Company may foreseeably become financially insecure, illiquid, or in any way unable to pay the Company's debts as they become due, and in particular to pay the Company's obligations under this Plan, then the Executive Committee shall direct the Plan Administrator to make payment of all current Participant Account balances to Participants, without regard to any Participant's election otherwise concerning form of benefit payment. The Executive Committee shall not make any such determination or give such direction at any time when the Company is insolvent, illiquid or unable to pay the Company's debts as they become due, nor shall the Executive Committee make such determination or give such direction at any time when such payment to Participants would itself have the effect of making the Company insolvent, illiquid or unable to pay the Company's debts as they become due . In case Executive Committee makes such a determination under this Section, the Company assumes no responsibility to thereafter provide any on-going tax deferral plan or vehicle for previously accumulated Participant contributions and earnings, or for future Participant contributions for Eligible Employees.

10.4  LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

Each Participant shall keep the Company informed of his current address and the current address of his or her spouse. The Company shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Company within three years


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after the date on which payment of the Participant's Plan benefit may first be made, payment may be made as though the Participant had died at the end of such three-year period. If, within one additional year after such three-year period has elapsed, or within three years after the actual death of a Participant, the Company is unable to locate any beneficiary of the Participant, the Company shall have no further obligation to pay any benefit hereunder to such Participant or Beneficiary or any other person and such benefit shall be irrevocably forfeited.

10.5  EMPLOYMENT STATUS

Nothing contained in the Plan shall confer upon any person a right to be employed or to continue in the employ of the Company, or interfere in any way with the right of the Company to terminate the employment of a Participant in the Plan at any time, with or without Cause.

10.6  PARTICIPANTS BOUND

Any action with respect to the Plan taken by the Plan Administrator or the Company or the Trustee or any action authorized by or taken at the direction of the Plan Administrator, the Company or the Trustee, shall be conclusive upon all Participants and Beneficiaries entitled to benefits under the Plan.

10.7  RECEIPT AND RELEASE

Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Company, the Plan Administrator and the Trustee under the Plan, and the Plan Administrator may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or Beneficiary is determined by the Plan Administrator to be incompetent by reason of physical or mental disability (including minority) to give a valid receipt and release, the Plan Administrator may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Plan Administrator, the Company or the Trustee to follow the application of such funds.

10.8  GOVERNING LAW

The Plan shall be constructed, administered, and governed in all respects under and by the laws of the State of Tennessee, in accordance with its express intent, and without any reference to principles of conflict of laws, except to the extent preempted by federal law.

10.9  VALIDITY AND SEVERABILITY


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The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.10 HEADINGS AND SUBHEADINGS

Headings and subheadings in this Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.


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Draft- November 10, 2003

IN WITNESS WHEREOF, Team Health, Inc. has caused this instrument to be signed by its duly authorized officer on the ______ day of ___________, 20____.


                                           TEAM HEALTH, INC.



                                           ------------------------------
                                           By:
                                           Title:


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